UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 7, 2007

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MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia  30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code:   (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Microtek Medical Holdings, Inc. (“Microtek” or the “Company”) announced that it has entered into a Merger Agreement, dated August 7, 2007 (the “Merger Agreement”), with Ecolab Inc., a Delaware corporation (“Parent”), and Magic Acquisition Inc., a newly formed Georgia corporation and wholly owned subsidiary of Parent (“Merger Sub”), in a transaction pursuant to which Merger Sub will merge with and into Microtek (the “Merger”), with Microtek continuing as the surviving corporation and a wholly owned subsidiary of Parent.  Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Microtek common stock, other than any shares owned by Microtek, Parent, Merger Sub, or any wholly owned subsidiary of Microtek, or by any shareholders who are entitled to and who properly exercise appraisal rights under Georgia law, will be canceled and will be converted automatically into the right to receive $6.30 in cash per share, without interest.

The Merger Agreement and the transactions contemplated thereby were approved unanimously by Microtek’s Board of Directors (with Dan R. Lee, Microtek’s Chairman, President and Chief Executive Officer abstaining). AG Edwards & Sons, Inc. serves as financial advisor to the Board of Directors of Microtek and provided an opinion to the Board of Directors of Microtek that the merger consideration is fair to Microtek’s shareholders from a financial point of view.

Each outstanding option to purchase common stock of Microtek which is vested or which by its terms will become vested at the effective time of the Merger, will be canceled in exchange for the right to receive, for each share of common stock issuable upon exercise of such option, cash in the amount equal to the excess, if any, of $6.30 over the exercise price per share of any such option, multiplied by the number of shares of Microtek common stock for which such option is exercisable immediately prior to the effective time of the Merger.

The Merger is subject to the several conditions, including approval of the transaction by the shareholders of Microtek, the expiration or termination of applicable antitrust waiting periods, receipt of any other regulatory approvals, no material adverse change with respect to Microtek will have occurred after the date of the Merger Agreement, and other customary closing conditions. The parties presently expect to close the Merger in the fourth quarter of 2007.  Upon closing of the Merger, shares of Microtek’s common stock will no longer be traded on the Nasdaq Stock Market.

Microtek and Parent have made customary representations, warranties and covenants in the Merger Agreement, including, among others, Microtek’s covenant (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain limited exceptions to permit the Board of Directors to comply with its fiduciary duties, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, and (ii) subject to certain limited exceptions to permit the Board of Directors to comply with its fiduciary duties, revoke or alter in any way adverse to Parent the recommendation of the Board of Directors that Microtek’s shareholders adopt the Merger Agreement and thereby approve the Merger.

The Merger Agreement contains certain termination rights for both the Parent, on the one hand, and Microtek, on the other, and provides that, upon the termination of the Merger Agreement under specified circumstances, Microtek will be required to pay a fee of $9.0 million to Parent.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement and the Microtek press release dated August 7, 2007, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Microtek or any of its subsidiaries.

THIS REPORT IS BEING MADE IN RESPECT OF A PROPOSED MERGER TRANSACTION INVOLVING MICROTEK.  IN CONNECTION WITH THE TRANSACTION, MICROTEK WILL FILE WITH THE SEC A PROXY STATEMENT ON SCHEDULE 14A AND OTHER DOCUMENTS CONCERNING THE PROPOSED TRANSACTION AS SOON AS PRACTICABLE.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

THE FINAL PROXY STATEMENT WILL BE MAILED TO MICROTEK’S SHAREHOLDERS.  IN ADDITION, THE PROXY STATEMENT AND OTHER DOCUMENTS WILL BE AVAILABLE FREE OF CHARGE AT THE SEC’S INTERNET WEB SITE, WWW.SEC.GOV.  IN ADDITION, SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DOCUMENTS (WHEN THEY ARE AVAILABLE) FILED WITH SEC BY MICROTEK BY DIRECTING A REQUEST TO MICROTEK MEDICAL HOLDINGS, INC., 13000 DEERFIELD PARKWAY, SUITE 300, ALPHARETTA, GEORGIA 30004, ATTN: SECRETARY.

Microtek and its directors and officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transaction. Information regarding Microtek’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement relating to the proposed transaction, when it becomes available.

Item 8.01 Other Events.

On August 7, 2007, Microtek issued a press release, a copy of which is furnished as an exhibit to this Form 8-K, announcing the execution of the Merger Agreement.

Item 9.01 Financial Statements and Exhibits

a)  Financial statements of businesses acquired.
Not applicable.

b)  Pro forma financial information.
Not applicable.

c)  Shell company transactions.
Not applicable.

d)  Exhibits.
2.1 Merger Agreement, dated August 7, 2007, by and among Ecolab Inc., Magic Acquisition Inc., and Microtek Medical Holdings, Inc.

99.1 Press Release, dated August 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: August 7, 2007	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Merger Agreement, dated August 7, 2007, by and among Ecolab Inc., Magic Acquisition Inc., and Microtek Medical Holdings, Inc.

99.1	Press Release, dated August 7, 2007